Exhibit 4.70

Power of Attorney Re Shareholder’s Rights of

Beijing Zhizheng Music Culture Co., Ltd.

Beijing Shangqin Culture Management Partnership (Limited Partnership) (the “Company”), a limited liability company, organized and existing under the laws of the PRC, with Unified Social Credit Code: 91110108MA01TJ884A, holding 50% of the equity interest in Beijing Zhizheng Music Culture Co., Ltd. (the “Beijing Zhizheng”) as of the date of this Power of Attorney (representing RMB 1,000,000 registered capital of Beijing Zhizheng), hereby irrevocably authorizes Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by the Company itself in Beijing Zhizheng (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as the sole and exclusive proxy of the Company, to exercise, including without limitation, the following rights on the Company’s behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Zhizheng; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Zhizheng, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as the Company’s authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Zhizheng.

WFOE shall be authorized to execute, on the Company’s behalf, any and all agreements to which the Company shall be a party as specified in the Exclusive Option Agreement entered into as of July 28, 2020 by and among the Company, WFOE and Beijing Zhizheng, the Equity Interest Pledge Agreement entered into as of July 28, 2020 by and among the Company, WFOE and Beijing Zhizheng, and the Loan Agreement entered into as of July 28, 2020 by and between the Company and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by the Company itself which the Company shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform the Company or obtain the Company’s prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as the Company is a shareholder of Beijing Zhizheng, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, the Company hereby waives all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on its own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Beijing Shangqin Culture Management Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Authorized Representative of Executive Partner

July 28, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Zhizheng Music Culture Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Zhizheng Music Culture Co., Ltd. between Tencent Music

(Beijing) Co., Ltd. and Beijing Shangqin Culture Management Partnership (Limited Partnership)

Power of Attorney Re Shareholder’s Rights of

Beijing Zhizheng Music Culture Co., Ltd.

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Company”), a limited liability company, organized and existing under the laws of the PRC, with Unified Social Credit Code: 91110108MA01THX37E, holding 50% of the equity interest in Beijing Zhizheng Music Culture Co., Ltd. (the “Beijing Zhizheng”) as of the date of this Power of Attorney (representing RMB 1,000,000 registered capital of Beijing Zhizheng), hereby irrevocably authorizes Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests held by the Company itself in Beijing Zhizheng (the “Owned Equity Interest”) during the effective term of this Power of Attorney:

Authorizing WFOE as the sole and exclusive proxy of the Company, to exercise, including without limitation, the following rights on the Company’s behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Beijing Zhizheng; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled with under the laws and the articles of association of Beijing Zhizheng, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as the Company’s authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Beijing Zhizheng.

WFOE shall be authorized to execute, on the Company’s behalf, any and all agreements to which the Company shall be a party as specified in the Exclusive Option Agreement entered into as of July 28, 2020 by and among the Company, WFOE and Beijing Zhizheng, the Equity Interest Pledge Agreement entered into as of July 28, 2020 by and among the Company, WFOE and Beijing Zhizheng, and the Loan Agreement entered into as of July 28, 2020 by and between the Company and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by the Company itself which the Company shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform the Company or obtain the Company’s prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as the Company is a shareholder of Beijing Zhizheng, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, the Company hereby waives all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on its own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

July 28, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Zhizheng Music Culture Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Legal Representative

Signature Page of Power of Attorney Re Shareholder’s Rights of Beijing Zhizheng Music Culture Co., Ltd. between Tencent Music

(Beijing) Co., Ltd. and Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)